UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT




     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 24, 2002




                        PIONEER NATURAL RESOURCES COMPANY
             (Exact name of Registrant as specified in its charter)



           DELAWARE                    1-13245                75-2702753
-------------------------------      ------------      -----------------------
(State or other jurisdiction of       Commission           (I.R.S. Employer
incorporation or organization)        File Number       Identification Number)



5205 N. O'CONNOR BLVD., SUITE 1400, IRVING, TEXAS                75039
-------------------------------------------------             -----------
   (Address of principal executive offices)                    (Zip code)



       Registrant's Telephone Number, including area code : (972) 444-9001



                                 Not applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)



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                        PIONEER NATURAL RESOURCES COMPANY

                                TABLE OF CONTENTS


                                                                        Page

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits:

         (c)  Exhibits..............................................      3

Item 9.  Regulation FD Disclosure...................................      3

Signatures..........................................................      5

Exhibit Index.......................................................      6

                        PIONEER NATURAL RESOURCES COMPANY

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)   Exhibits

               99.1   News Release dated July 24, 2002

ITEM 9.     REGULATION FD DISCLOSURE

       The information in this document includes forward-looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements, and the business prospects of Pioneer Natural Resources Company (the "Company"), are subject to a number of risks and uncertainties which may cause the Company's actual results in future periods to differ materially from the forward-looking statements. These risks and uncertainties include, among other things, volatility of oil and gas prices, product supply and demand, competition, international operations and associated international political and economic instability, government regulation or action, litigation, the costs and results of drilling and operations, the Company's ability to replace reserves or implement its business plans, access to and cost of capital, uncertainties about estimates of reserves, quality of technical data, and environmental risks. These and other risks are described in the Company's 2001 Annual Report on Form 10-K and Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2002 that are available from the Company or the Securities and Exchange Commission.

       Within this Current Report on Form 8-K, the following oil and gas terms have specific meanings: "Bbl" means a standard barrel of 42 United States gallons; "MMBtu" means one million British thermal units and is an energy equivalent measure of natural gas; "Mcf" means one thousand cubic feet and is a measure of natural gas volume; and, "NYMEX" means The New York Mercantile Exchange.

       On July 24, 2002, the Company issued a news release that is attached hereto as exhibit 99.1. The news release announced the Company's financial and operating results for the three and six month periods ended June 30, 2002, and provides an operational update and the Company's third quarter 2002 financial outlook, based on current expectations.

       The following table summarizes, as of July 23, 2002, the Company's (i) open oil hedge positions, (ii) open gas hedge positions and (iii) deferred gains and losses on terminated commodity hedges. Deferred gains and losses on terminated commodity hedges will be recognized as increases or decreases to the gas revenues of the periods in which the hedges were originally scheduled to mature.

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                        PIONEER NATURAL RESOURCES COMPANY
                    SUPPLEMENTAL COMMODITY HEDGE INFORMATION
                               AS OF JULY 23, 2002

                            Open Oil Hedge Positions
                            ------------------------

                                                2002              2003       2004
                                       ----------------------   --------   --------
                                         Third       Fourth
                                        Quarter      Quarter
                                       ---------    ---------
Daily oil production:
  Swaps:
  Volume (Bbl).....................      24,000       22,000      25,734     12,000
  NYMEX price......................    $  24.03     $  23.91    $  24.40   $  22.97



                            Open Gas Hedge Positions
                            ------------------------

                                                                                                   2006
                                                                                                    &
                                                2002              2003       2004       2005       2007
                                       ----------------------   --------   --------   --------   --------
                                         Third       Fourth
                                        Quarter      Quarter
                                       ---------    ---------
Daily gas production:
  Swaps:
  Volume (Mcf).....................      140,000     140,000     230,000    210,000     90,000      20,000
  NYMEX Price* (MMBtu).............    $    4.10   $    4.10    $   3.85   $   3.85   $   3.75    $   3.75

  Collars:
  Volume (Mcf).....................      103,152     120,000          -           -          -           -
  NYMEX Price* (MMBtu):
     Ceiling.......................    $    3.65   $    3.55
     Floor.........................    $    2.80   $    2.70



      Deferred Gains (Losses) on Terminated Commodity Hedges (in thousands)
      ---------------------------------------------------------------------

                                                2002              2003       2004       2005
                                       ----------------------   --------   --------   ---------
                                         Third       Fourth
                                        Quarter      Quarter
                                       ---------    ---------

Gas revenue**......................    $ (8,645)   $ (8,645)    $ 72,546   $ 43,230   $  1,220
                                        =======     =======      =======    =======    =======


*    Approximate, based on historical differentials to index prices.

** Cash has been paid on deferred hedge losses and received on deferred hedge gains except for the following: (i) a $4.9 million payable for certain 2002 gas hedge losses and (ii) a $1.3 million receivable for certain of the 2003 gas hedge gains.

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                        PIONEER NATURAL RESOURCES COMPANY

                               S I G N A T U R E S

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               PIONEER NATURAL RESOURCES COMPANY




Date:   July 24, 2002          By:    /s/ RICH DEALY
                                    -------------------------------------------
                                    Rich Dealy
                                    Vice President and Chief Accounting Officer

                        PIONEER NATURAL RESOURCES COMPANY

                                  EXHIBIT INDEX


Exhibit No.              Description
-----------              -----------

    99.1*       News Release dated July 24, 2002



-------------
* filed herewith

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